Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF

PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is made as of July 10, 2017 by and between CANTOR REAL ESTATE INVESTMENT MANAGEMENT INVESTMENTS, LLC, a Delaware limited liability company (collectively, the “Assignor”) and 3596 ALPINE AVE, LLC, a Delaware limited liability company (the “Assignee”).

WITNESSETH:

WHEREAS, Assignor has entered into a Purchase and Sale Agreement between BARNES DEVELOPMENT WALKER, LLC (the “Seller”), as seller, and Assignor, as purchaser, dated as of May 16, 2017 (the “Agreement”), pursuant to which Seller has agreed to sell to Assignor all right, title and interest in and to the property (more particularly described in the Agreement), in consideration of the payment of the Purchase Price (as defined in the Agreement).

WHEREAS, Assignor wishes to assign to Assignee all of its right, title and interest in and to the Agreement and the Deposit (as defined in the Agreement) with respect to the Premises (as defined in the Agreement), pursuant to the provisions hereof.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings provided in the Agreement.

2. Assignor hereby conveys, assigns, transfers and conveys to Assignee all of its right, title and interest in and to the Agreement and the Deposit.

3. Assignee hereby accepts the foregoing assignment and hereby assumes and agrees to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under the Agreement.

4. The foregoing assignment is made without representation or warranty, express or implied.

5. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have executed this Assignment on the first date above written.

ASSIGNOR:

CANTOR REAL ESTATE INVESTMENT MANAGEMENT INVESTMENTS, LLC

By:	/s/ Shawn P. Matthews

Shawn P Matthews

Chief Executive Officer

ASSIGNEE:

3596 ALPINE AVE, LLC

By:	/s/ Kenneth Carpenter

Kenneth Carpenter

President